                                                                   Exhibit 10.37



                      PROMISSORY NOTES SECURITY AGREEMENT

                                    Dated as
                                of May 28, 1999


                                    Between


                         CAITHNESS COSO FUNDING CORP.,
                            a Delaware corporation,


                                      and

                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                              as Collateral Agent

                               TABLE OF CONTENTS
                               -----------------

                                                                     Page
                                                                     ----
PREFACE.............................................................  1
1. Definitions......................................................  1
2. Assignment, Pledge and Grant of Security Interest................  2
3. Obligations Secured..............................................  3
4. Events of Default................................................  3
5. Remedies.........................................................  3
6. Remedies Cumulative; Delay Not Waiver............................  4
7. Covenants........................................................  5
8. Representations and Warranties...................................  5
9. Notices..........................................................  6
10. Further Assurances..............................................  6
11. Place of Perfection; Records....................................  7
12. Continuing Assignment and Security Interest; Transfer of Loans..  7
13. Attorneys' Fees.................................................  7
14. Severability....................................................  8
15. Time............................................................  8
16. Liability.......................................................  8
17. Governing Law...................................................  8
18. Attorney-In-Fact................................................  8
19. Reinstatement...................................................  9
20. Waiver of Jury Trial............................................  9
21. Amendment.......................................................  9
22. Regarding the Collateral Agent..................................  9

                      PROMISSORY NOTES SECURITY AGREEMENT


          This Promissory Notes Security Agreement ("Agreement"), dated as of
                                                     ---------
May 28, 1999, is entered into by and between CAITHNESS COSO FUNDING CORP., a Delaware corporation ("Grantor"), and U.S. BANK TRUST NATIONAL ASSOCIATION i
                       -------
its capacity as collateral agent ("Collateral Agent") for U.S. BANK TRUST
                                   ----------------
NATIONAL ASSOCIATION in its capacity as trustee ("Trustee") for the holders of
                                                  -------
all senior secured notes (the "Senior Secured Notes") issued pursuant to that certain Indenture dated as of May 28, 1999 (the "Indenture"), among Grantor,
                                                 ---------
Trustee, Coso Finance Partners, a California general partnership ("Navy I"),
                                                                   ------
Coso Energy Developers, a California general partnership ("BLM"), and Coso Power
                                                           ---
Developers, a California general partnership ("Navy II," and together with Navy
                                               -------
I and BLM, the "Guarantors") and all other Permitted Additional Senior Lenders
                ----------
(as defined in the Indenture.)

                                    PREFACE
                                    -------

          A. Grantor has, simultaneously with the execution and delivery of this Agreement, issued and sold Senior Secured Notes in the principal amount of $413,000,000 (the "Issuance"), the proceeds of which will be used to make loans
                   --------
to the Guarantors (the "Partnership Loans").
                        -----------------

          B. Each of the Guarantors has entered into a Credit Agreement with Grantor and each Guarantor has executed a Promissory Note in favor of Grantor to evidence such Guarantor's obligation to repay its respective Partnership Loan.

          C. Grantor desires now to grant the Collateral Agent, for the benefit of the Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, a security interest in the Promissory Notes (as defined below) as security for the payment and performance of Grantor's obligations under the Indenture.

                                   AGREEMENT
                                   ---------

          In consideration of the premises herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with the Collateral Agent as follows:

          1.   Definitions.  (a) Unless otherwise defined, all terms used herein
               -----------
which are defined in the Indenture shall have their respective meanings therein defined and the Rules of Interpretation included in the Indenture shall apply hereto. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC; and (b) "UCC" shall mean the Uniform Commercial Code
                                    ---
as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect
                       ---
in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          2.   Assignment, Pledge and Grant of Security Interest.
               -------------------------------------------------

          (a) To secure the timely payment and performance of the Obligations (as that term is defined in Section 3), Grantor does hereby assign, grant and pledge to, and subject to a security interest in favor of, the Collateral Agent, on behalf of the Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, all the estate, right, title and interest of Grantor, whether now owned or hereafter acquired, in, to and under:

               (i) that certain Promissory Note made by Navy I in favor of Grantor, dated as of the date hereof (the "Navy I Promissory Note");
                                           ----------------------

               (ii) that certain Promissory Note made by BLM in favor of Grantor, dated as of the date hereof (the "BLM Promissory Note");
                                           -------------------

               (iii) that certain Promissory Note made by Navy II in favor of Grantor, dated as of the date hereof (the "Navy II Promissory Note," together
                                              -----------------------
with the Navy I Promissory Note and the BLM Promissory Note, the "Promissory
                                                                  ----------
Notes"); and
-----

               (iv) all interest on and all of the proceeds of all of the foregoing (all of the collateral described in clauses (i) through (iv) being herein collectively referred to as the "Collateral"), including without
                                        ----------
limitation (1) all rights of Grantor to receive moneys due and to become due under or pursuant to the Collateral, (2) all rights of Grantor to terminate, amend, supplement, modify or waive performance under the Promissory Notes, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (3) to the extent not included in the foregoing, all proceeds receivable or received when any and all of the foregoing Collateral is sold, collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily.

          (b) In order to effectuate the foregoing, Grantor has heretofore delivered or concurrently with the delivery hereof is delivering to the Collateral Agent, the original Promissory Notes, duly endorsed (without recourse) and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to enable Collateral Agent to enforce the provisions of this Agreement and the security interests described herein.

          (c) Upon the occurrence and during the continuance of an Event of Default, Grantor does hereby constitute the Collateral Agent, acting for and on behalf of the Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, and each successor or assign of the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, the true and lawful attorney of Grantor, irrevocably, with full power coupled with an interest (in the name of Grantor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Promissory Notes or any of the other Collateral, including without limitation to elect remedies thereunder, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings in connection therewith which the Collateral Agent may deem to be necessary or advisable; provided, however, that the Collateral Agent shall give Grantor notice of any action taken by it as such attorney-in-fact promptly after taking any such action.

          3.   Obligations Secured.  This Agreement and all of the Collateral
               -------------------
secure the payment and performance of Grantor's obligations under the Indenture, the Senior Secured Notes and the Senior Indebtedness, if any, including, but not limited to, the payment of all amounts owed to Collateral Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Indenture, this Agreement of the other Financing Documents, including all interest, fees, charges, expenses, attorney's fees and accountant's fees (all such obligations being herein called the "Obligations").
                                          -----------

          4.   Events of Default.  The occurrence and continuance of an Event of
               -----------------
Default, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default hereunder.

          5.   Remedies.
               --------

          (a) Subject to the terms of the Indenture, if any Event of Default has occurred and is continuing, the Collateral Agent may (i) exercise the rights of acceleration set forth in Section 5.02 of the Indenture; (ii) proceed to protect and enforce the rights vested in it by this Agreement, including, but not limited to, the right to collect and enforce the Promissory Notes and cause all principal and interest payable pursuant to the Promissory Notes to be paid directly to it, and to enforce its rights hereunder to such payments and all other rights hereunder by such appropriate judicial proceedings as it shall deem most effective to protect and enforce any of such rights, either at law or in equity or otherwise, or in aid of the exercise of any power therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by law; (iii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any Obligations or rights included in the Collateral, or to foreclose or enforce any other agreement or other instrument by or under or pursuant to which such Obligations are issued or secured, either in Grantor's name or in Collateral Agent's name as Collateral Agent may deem necessary, subject in each case to the provisions and requirements thereof; (iv) incur expenses, including reasonable attorneys' fees, consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement; (v) perform any obligation of Grantor hereunder or under any other Financing Document, and make payments, purchase, contest or compromise any encumbrance, charge, or lien, and pay taxes and expenses, without, however, any obligation so to do; or (vi) exercise any other or additional rights or remedies granted to a secured party under the UCC. If, pursuant to applicable law, prior notice of any such action is required to be given to Grantor, Grantor hereby acknowledges that the minimum time required by such applicable law, or if no minimum is specified, ten (10) Business Days, shall be deemed a reasonable notice period. Notwithstanding anything herein to the contrary, any purchase price obtained by the Collateral Agent in a foreclosure sale instituted and prosecuted in accordance with the terms hereof shall be deemed binding and conclusive on the parties hereto and the Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any.

          (b) All costs and expenses (including, but without being limited to, reasonable agent's and attorneys' fees and expenses) incurred by the Collateral Agent in connection with any such suit or proceeding, or in connection with the performance by the Collateral Agent of any of Grantor's agreements contained herein or in any exercise of Collateral Agent's rights or remedies hereunder, together with interest thereon computed at a rate per annum equal to the "Prime Rate" of U.S. Bank Trust National Association, as such rate is announced from time to time, plus one percent (1%), said rate to change when and as the said Prime Rate changes, or, if lower, the maximum interest rate permitted by law, from the date on which such costs or expenses are incurred to the date of payment thereof, shall constitute additional indebtedness secured by this Agreement and shall be paid by Grantor to the Collateral Agent on demand.

          6.   Remedies Cumulative; Delay Not Waiver.
               -------------------------------------

          (a) No right, power or remedy herein conferred upon or reserved to the Collateral Agent is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by the Collateral Agent, may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

          (b) No delay or omission of the Collateral Agent to exercise any right or power accruing upon the occurrence and during the continuance of any Event of Default as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Agreement may be exercised from time to time, and as often as shall be deemed expedient, by the Collateral Agent.

          (c) The net proceeds of any foreclosure, collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied in the order of priority specified in Section 5.10 of the Indenture. If all Obligations and any other amounts due under this Agreement have been indefeasibly paid, satisfied and discharged in full, any surplus then remaining shall be paid to Grantor, if it is lawfully entitled to receive the same, or shall be paid to whomsoever a court of competent jurisdiction may direct.

          7.   Covenants.  Grantor covenants as follows:
               ---------

          (a) Any action or proceeding to enforce this Agreement or any Promissory Note may be taken by the Collateral Agent either in Grantor's name or in the Collateral Agent's name, as the Collateral Agent may deem necessary.

          (b) Except as otherwise permitted under the Indenture, Grantor shall not without the prior written consent of the Collateral Agent, (i) modify, amend, terminate, waive or supplement any provision of the Promissory Notes, or
(ii) fail to take such actions, as directed by the Collateral Agent, with respect to exercising promptly and diligently each and every material right which it may have under each Promissory Note.

          (c) Grantor shall give to the Collateral Agent prompt written notice of any material event of default under any Promissory Note, of which Grantor has knowledge or as to which Grantor has received notice.

          8.   Representations and Warranties.  Grantor represents and warrants
               ------------------------------
as follows:

          (a) Each Promissory Note, a true and complete original of which has been delivered to the Collateral Agent, has not been amended or otherwise modified, and is in full force and effect and is binding upon and enforceable against the respective Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, and to the exercise of judicial discretion in accordance with general principles of equity. There exists no default under any such Promissory Notes by the Guarantors.

          (b) No effective financing statement or other instrument similar in effect covering all or any part of Grantor's interest in the Collateral is on file in any recording office, except such as may have been filed pursuant to this Agreement and the other Financing Documents.

          (c) Grantor is lawfully possessed of ownership of the Collateral and has full right, title and interest in all rights purported to be granted to it under the Promissory Notes, subject to no liens, charges, or encumbrances other than Permitted Liens, and has full power and lawful authority to grant and assign the Collateral hereunder. Grantor will, so long as any obligations shall be outstanding, warrant and defend its title to the Collateral against any claims and demands which may affect to a material extent its title to, or the Collateral Agent's right or interest in, the Collateral.

          (d) Grantor has not assigned any of its rights under the Promissory Notes except as provided in this Agreement. Grantor will not make any other assignment (other than to Collateral Agent) of its rights under the Promissory Notes.

          9.   Notices.  Unless otherwise specifically herein provided, all
               -------
notices required or permitted under the terms and provisions hereof shall be in writing and any such notice shall become effective if given in accordance with
Section 10.02 of the Indenture.

          10.  Further Assurances.
               ------------------

          (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or required, or that the Collateral Agent may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsement or notices, as may be necessary or required, or as the Collateral Agent may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby; it being understood and agreed that the Collateral Agent shall have no obligation in respect of filing such statements or the perfection or preservation of any such security interests.

          (b) Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law. Copies of any such statement or amendment thereto shall promptly be delivered to Grantor.

          (c) Grantor shall pay all filing, registration and recording fees or refiling, re-registration and re-recording fees, and all expenses incident to the execution and acknowledgment of this Agreement, any instruments of further assurance, and (except as otherwise provided in the Indenture) all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

          11.  Place of Perfection; Records.  The location of Grantor's chief
               ----------------------------
executive office and place of business is 1114 Avenue of the Americas, New York, New York 10036. Grantor shall give the Collateral Agent at least forty-five (45) days prior written notice before it changes the location of its chief executive office and shall at the expense of Grantor execute and deliver such instruments and documents as required to maintain a prior perfected security interest and as requested by the Collateral Agent.

          12.  Continuing Assignment and Security Interest; Transfer of Senior
               ---------------------------------------------------------------
Secured Notes.  This Agreement shall create a continuing assignment of and
-------------
security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of the Collateral Agent, to the benefit of the Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), but subject to Section 2.06 of the Indenture, the Holders of the Senior Secured Notes may assign or otherwise transfer their Senior Secured Notes to any other Person, and such other Person shall thereupon become vested with all or an appropriate part of the benefits in respect thereof granted to the Holders of the Senior Secured Notes herein or otherwise. The release of the security interest in any or all of the Collateral, the taking or acceptance of additional security, or the resort by Collateral Agent to any security it may have in any order it may deem appropriate, shall not affect the liability of any person on the indebtedness secured hereby. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, the Collateral Agent shall, at Grantor's expense, return the Promissory Notes to Grantor and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. If this Agreement shall be terminated or revoked by operation of law, Grantor will indemnify and save Collateral Agent, Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, harmless from any loss which may be suffered or incurred by Collateral Agent, Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, in acting hereunder prior to the receipt by Collateral Agent, its successors, transferees, or assigns of written notice of such termination or revocation.

          13.  Attorneys' Fees.  In the event any legal action or proceeding
               ---------------
(including without limitation any of the remedies provided for herein or at law) is commenced to enforce or interpret this Agreement or any provision thereof, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred therein from the losing party, and, if a judgment or award is entered in any such action or proceeding, such attorneys' fees and other costs and expenses may be made a part of such judgment or award.

          14.  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.  Time.  Time is of the essence of this Agreement.
               ----

          16.  Liability.  The obligations hereunder are subject to the
               ---------
limitations set forth in Section 10.07 of the Indenture, the provisions of which are hereby incorporated by reference.

          17.  Governing Law.  This Agreement, including all matters of
               -------------
construction, validity, performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this Agreement in or upon the Collateral shall be governed by the laws of the State of New York, without reference to conflicts of law (other than Section 5-1401 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the lien and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

          18.  Attorney-In-Fact.  Grantor hereby constitutes and appoints
               ----------------
Collateral Agent, acting for and on behalf of itself, the Holders of the Senior Secured Notes, the Permitted Additional Senior Lenders, if any, and each successor or assign of Collateral Agent, Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, the true and lawful attorney-in-fact of Grantor, with full power upon the occurrence and during the continuance of an Event of Default (in the name of Grantor or otherwise) to enforce all rights of Grantor with respect to the Collateral, including, without limitation, the right:

          (a) to ask, require, demand, receive and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Promissory Notes;

          (b) to elect remedies thereunder and to endorse any checks or other instruments or orders in connection therewith;

          (c) to file any claims or take any action or institute any proceedings in connection therewith which Collateral Agent may reasonably deem to be necessary or advisable to protect the Collateral; and

          (d) in connection with any acceleration and foreclosure, to do any and every act which Grantor may do on its behalf with respect to the Collateral or any part thereof and to exercise any or all of Grantor's rights and remedies under any or all of the Collateral.

          19.  Reinstatement.  This Agreement shall continue to be effective or
               -------------
be reinstated, as the case may be, if at any time any amount received by Collateral Agent in respect of the Obligations is rescinded or must otherwise be restored or returned by Collateral Agent upon the insolvency, bankruptcy, reorganization or liquidation of Grantor or upon the dissolution of, or appointment of any intervenor or conservator of, or trustee or similar official for, Grantor or any substantial part of Grantor's assets, or otherwise, all as though such payments had been made.

          20.  WAIVER OF JURY TRIAL.  GRANTOR AND COLLATERAL AGENT HEREBY
               --------------------
KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF COLLATERAL AGENT OR GRANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR COLLATERAL AGENT TO ENTER INTO THIS AGREEMENT.

          21.  Amendment.  No modification or waiver of any of the provisions of
               ---------
this Agreement shall be binding on Collateral Agent, except as expressly set forth in a writing duly signed and delivered by Collateral Agent and which is otherwise in accordance with Article 8 of the Indenture.

          22.  Regarding the Collateral Agent.   The Collateral Agent shall be
               ------------------------------
afforded all of the rights, powers, protections, immunities and indemnities set forth in that certain Security Agreement dated as of the date hereof between Navy I and Collateral Agent, as if the same were specifically set forth herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Grantor and Collateral Agent have caused this Security Agreement to be duly executed by their officers thereunto duly authorized, as of the day and year first above written.

                                        CAITHNESS COSO FUNDING CORP., a
                                        Delaware corporation,


                                        By:  /s/ Christopher T. McCallion
                                             ----------------------------
                                             Christopher T. McCallion
                                             Executive Vice President



                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Collateral Agent


                                        By:  /s/ Judy P. Manansala
                                             ---------------------
                                             Name:  Judy P. Manansala
                                             [its] Title:  Trust Officer